                            SEROLOGICALS CORPORATION

                      780 PARK NORTH BOULEVARD, SUITE 110
                            CLARKSTON, GEORGIA 30021

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 19, 1998

                            ------------------------

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Serologicals Corporation (the "Corporation") will be held at 9:00 A.M., local time, on May 19, 1998, at the Cobb Galleria Centre, Two Galleria Parkway, Atlanta, Georgia 30339, for the following purposes:

        1. To elect two directors of the Corporation to hold office until the Annual Meeting of Stockholders occurring in 2001 and until the election and qualification of their respective successors;

        2. To approve amendments to the Corporation's Amended and Restated 1994 Omnibus Incentive Plan (the "Omnibus Plan") to (a) increase the maximum number of shares available under the Omnibus Plan to 3,250,000, (b) simplify the provisions of the Omnibus Plan relating to future amendments and (c) provide for the ability to make awards under the Omnibus Plan to officers, directors, consultants or other employees of minority-owned subsidiaries and joint ventures formed or entered into by the Corporation;

        3. To approve amendments to the Corporation's 1995 Non-Employee Directors' Stock Option Plan, as amended (the "NED Plan") to (a) (i) decrease the initial one-time grant to directors upon their first election to the Board of Directors to options to purchase 24,000 shares of Common Stock and (ii) increase the annual grant to directors to options to purchase 6,000 shares of Common Stock and (b) simplify the provisions of the NED Plan relating to future amendments; and

        4. To transact such other business as may properly come before the meeting.

    Only holders of record of the Corporation's Common Stock at the close of business on March 31, 1998 are entitled to notice of, and to vote at, the meeting and any adjournment thereof. Such Stockholders may vote in person or by proxy.

    STOCKHOLDERS WHO FIND IT CONVENIENT ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IF YOU ARE NOT ABLE TO DO SO AND WISH THAT YOUR STOCK BE VOTED, YOU ARE REQUESTED TO FILL IN, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors,

                                          F. Janey Christine

                                          SECRETARY

    Dated: April 13, 1998

                            SEROLOGICALS CORPORATION
                      780 PARK NORTH BOULEVARD, SUITE 110
                            CLARKSTON, GEORGIA 30021

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Serologicals Corporation (the "Corporation") of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") of the Corporation to be held at 9:00 A.M., local time, May 19, 1998, at the Cobb Galleria Centre, Two Galleria Parkway, Atlanta, Georgia 30339, and at any adjournments thereof. The purposes of the meeting are:

        1. To elect two directors of the Corporation to hold office until the Annual Meeting of Stockholders occurring in 2001 and until the election and qualification of their respective successors;

        2. To approve amendments (the "Omnibus Plan Amendments") to the Corporation's Amended and Restated 1994 Omnibus Incentive Plan (the "Omnibus Plan") to (a) increase the maximum number of shares available under the Omnibus Plan to 3,250,000, (b) simplify the provisions of the Omnibus Plan relating to future amendments and (c) provide for the ability to make awards under the Omnibus Plan to officers, directors, consultants or other employees of minority-owned subsidiaries and joint ventures formed or entered into by the Corporation;

        3. To approve amendments (the "NED Plan Amendments") to the Corporation's 1995 Non-Employee Directors' Stock Option Plan, as amended (the "NED Plan") to (a) (i) decrease the initial one-time grant to directors upon their first election to the Board of Directors to options to purchase 24,000 shares of Common Stock and (ii) increase the annual grant to directors to options to purchase 6,000 shares of Common Stock and (b) simplify the provisions of the NED Plan relating to future amendments; and

        4. To transact such other business as may properly come before the meeting.

    If proxy cards in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted as instructed on the proxy. If no instructions are given, such shares will be voted (i) FOR the election as directors of the nominees of the Board of Directors named below,
(ii) FOR the approval of the Omnibus Plan Amendments, (iii) FOR the approval of the NED Plan Amendments and (iv) in the discretion of the persons named in the proxy card on any other proposals to properly come before the meeting or any adjournment thereof. Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the Secretary of the Corporation, or by the vote of a stockholder cast in person at the meeting. The approximate date of mailing of this Proxy Statement is April 13, 1998.

                                     VOTING

    Holders of record of the Corporation's Common Stock on March 31, 1998 will be entitled to vote at the Annual Meeting or any adjournment thereof. As of that date, there were 15,813,107 shares of Common Stock outstanding and entitled to vote, and a majority will constitute a quorum for the transaction of business. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the meeting, including the election of directors.

    Directors are elected by a plurality of votes cast. The favorable vote of a majority of the votes cast at the meeting is necessary to adopt the Omnibus Plan Amendments and the NED Plan Amendments. Abstentions are counted as a vote against the proposal being considered, except for the election of directors as to which they will have no effect. Broker non-votes will have no effect on the outcome of any of the proposals. The Board of Directors recommends a vote FOR each of the nominees named below, FOR the adoption of the Omnibus Plan Amendments and FOR the adoption of the NED Plan Amendments.

                 INFORMATION AS TO NOMINEES AND OTHER DIRECTORS

    Two directors are to be elected at the Annual Meeting. The Board of Directors has recommended the persons named in the table below as nominees for election as directors. Both such persons are presently directors of the Corporation. Unless otherwise specified in the accompanying proxy, the shares voted pursuant to it will be voted for the persons named below as nominees for election as directors. If, for any reason, at the time of the election any of the nominees should be unable or unwilling to accept election, it is intended that such proxy will be voted for the election, in such nominee's place, of a substitute nominee recommended by the Board of Directors. However, the Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve as a director and the nominees have each agreed to serve if elected.

    The Board of Directors currently consists of seven members and is divided into three classes. The following information is derived from information supplied by the nominees and directors and is presented with respect to the nominees for election as directors of the Corporation in Class 3 to serve for a term of three years and until the election and qualification of their respective successors, and for the directors in Classes 1 and 2 whose terms expire at the annual meeting of stockholders occurring in 1999 and 2000, respectively, and until the election and qualification of their respective successors.

                NOMINEES FOR DIRECTOR WHOSE TERM EXPIRES IN 2001
                                   (CLASS 3)

                                                                                        HAS BEEN A
                                                                                      DIRECTOR OF THE
NAME OF DIRECTOR                                                           AGE       CORPORATION SINCE
---------------------------------------------------------------------      ---      -------------------
Harold J. Tenoso, Ph.D...............................................          59             1993
George M. Shaw, M.D., Ph.D...........................................          44             1993

                         DIRECTORS WHOSE TERM OF OFFICE
                     WILL CONTINUE AFTER THE ANNUAL MEETING

    Directors Whose Term Expires in 1999 (CLASS 1)

                                                                                        HAS BEEN A
                                                                                      DIRECTOR OF THE
NAME OF DIRECTOR                                                           AGE       CORPORATION SINCE
---------------------------------------------------------------------      ---      -------------------
Matthew C. Weisman...................................................          56             1992
Lawrence E. Tilton...................................................          62             1996

    Directors Whose Term Expires in 2000 (CLASS 2)

                                                                                        HAS BEEN A
                                                                                      DIRECTOR OF THE
NAME OF NOMINEE                                                            AGE       CORPORATION SINCE
---------------------------------------------------------------------      ---      -------------------
James L. Currie......................................................          61             1989
Samuel A. Penninger, Jr..............................................          56             1983
Wade Fetzer, III.....................................................          60             1997

    HAROLD J. TENOSO, PH.D. has served as President and Chief Executive Officer of the Corporation since March 1993 and as a director since August 1993. Prior to joining the Corporation, he served in various capacities since 1984 at UNIMED, Inc., a publicly-held pharmaceutical company, including as Chief Executive Officer from January 1989 to April 1992, Chairman from January 1991 to April 1992 and consultant from May 1992 to April 1993.

    GEORGE M. SHAW, M.D., PH.D. has been a director of the Corporation and member of its Scientific Advisory Board since August 1993. Dr. Shaw is an Investigator with the Howard Hughes Medical Institute and Professor of Medicine, Division of Hematology/Oncology (Department of Internal Medicine) at the University of Alabama at Birmingham, where he has served on the faculty since 1985. Dr. Shaw has served as the Deputy Director and Senior Scientist at the Center for AIDS Research and as Senior Scientist at the Comprehensive Cancer Center at the University of Alabama at Birmingham since July 1988. Dr. Shaw is also currently a member of the Scientific Advisory Board of the Pediatric AIDS Foundation Ariel Project and an External Advisory Committee Member of the Aaron Diamond AIDS Research Center and the University of California at San Francisco Center for AIDS Research.

    MATTHEW C. WEISMAN has been a director of the Corporation since May 1992. Since 1983, Mr. Weisman has been the President and Chief Executive Officer of Cobey Corporation, a consulting and private investment company. Mr. Weisman has served as a trustee of the Hebrew Rehabilitation Center for the Aged, a chronic care hospital and geriatric teaching and research facility since July 1993. Since May 1997, Mr. Weisman has been a Director of Thermedics Detection, Inc. an American Stock Exchange listed company which designs and manufactures sensor detection devices for laboratory and manufacturing applications. Mr. Weisman also serves on the Board of one additional privately-held corporation.

    LAWRENCE E. TILTON. has been a director of the Corporation since July 1996. Mr. Tilton retired from American Cyanamid Company, a diversified chemical and pharmaceutical company, in December 1994. Since 1960, Mr. Tilton served in various capacities within American Cyanamid, including as President of the Lederle Laboratories Division from December 1993 until his retirement and President, Lederle Consumer Health from December 1990 to December 1993. Mr. Tilton also serves as a director of TCC, Inc., a financial services company.

    JAMES L. CURRIE has been a director of the Corporation since December 1989. In 1985, Mr. Currie organized Essex Venture Partners, a venture capital fund, and has served as its Managing General Partner since that time. Mr. Currie serves as General Partner of The Essex Woodlands Venture Partners, a venture capital fund.

    SAMUEL A. PENNINGER, JR. has served as Chairman of the Board of Directors of the Corporation since March 1993, and from March 1983 until March 1993 he served as President and a director of the Corporation. Mr. Penninger founded the Corporation in 1971. He has served as a director of the American Blood Resource Association and is a member of the American Association of Blood Banks.

    WADE FETZER, III has been a director of the Corporation since December 1997. Mr Fetzer joined the Goldman Sachs Group in 1971 where he has served as a General Partner from 1986 to 1994 and as a Limited Partner since 1994. Mr. Fetzer currently serves on the Boards of three privately-held corporations. In addition, he serves as Chairman for the University of Wisconsin Foundation and Kellogg Alumni Advisory Board.

                             MEETINGS OF THE BOARD

    During the fiscal year ended December 28, 1997, seven meetings of the Board of Directors were held. Each of the directors attended 75% or more of the aggregate number of meetings of the Board of Directors and committees on which he served.

    The Board of Directors has a Compensation Committee, which currently consists of Messrs. Tilton (Chairman) and Currie. The Compensation Committee is responsible for approving (or, at the election of the Compensation Committee, recommending to the Board) compensation arrangements for officers and directors of the Corporation, reviewing benefit plans and administering the Corporation's various stock plans. This Committee held four meetings during the Corporation's last fiscal year.

    The Board of Directors has an Audit Committee, which currently consists of Messrs. Weisman (Chairman) and Tilton. The Audit Committee is responsible for selecting (or, at the election of the Audit

Committee, recommending to the Board) the independent auditors of the Corporation, evaluating the independent auditors, consulting with management, internal auditors and the independent auditors as to the systems of internal accounting controls and reviewing the non-audit services performed by the independent auditors. This Committee met once during the Corporation's last fiscal year.

    The Board of Directors has no standing nominating committee.

           SECURITY OWNERSHIP OF CERTAIN STOCKHOLDERS AND MANAGEMENT

    The following table provides information as of April 1, 1998 as to (i) each person who is known to the Corporation to be the beneficial owner of more than 5% of the Corporation's voting securities, (ii) each director and nominee, (iii) each of the Named Executive Officers (as defined in "Executive Compensation" below), and (iv) by all directors and executive officers as a group.

                                                                              AMOUNT AND
                                                                              NATURE OF
                                                                         BENEFICIAL OWNERSHIP        PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER (1)                                         (1)              COMMON STOCK (2)
----------------------------------------------------------------------  ----------------------  ---------------------
Franklin Resources, Inc...............................................          2,166,270                  13.7%
901 Mariners Island Blvd., 6th Floor
San Mateo, CA 94404

Warburg Pincus Asset Management.......................................          1,113,375                   7.0%
466 Lexington Avenue
New York, NY 10017

Harold J. Tenoso, Ph.D. (3)...........................................            822,925                   4.9%

Samuel A. Penninger, Jr. (4)..........................................            773,777                   4.9%

Timm M. Hurst (5).....................................................            234,412                   1.5%

Russell H. Plumb (6)..................................................            157,362                   1.0%

Charles P. Harrison (7)...............................................             88,875                     *

James L. Currie (8)...................................................             53,250                     *

George M. Shaw, M.D., Ph.D. (9).......................................             34,350                     *

Toby L. Simon, M.D. (10)..............................................             15,000                     *

P. Ann Hoppe (11).....................................................             11,250                     *

Matthew C. Weisman (12)...............................................              8,250                     *

Wade Fetzer, III......................................................            --                          *

All executive officers and directors as a group (consisting of 12               2,109,560                  12.3%
  individuals) (13)...................................................

------------------------

*   Less than 1%.

(1) This table identifies persons having sole voting and investment power with respect to the shares, or shares underlying options, set forth opposite their names as of April 1, 1998, except as otherwise disclosed in the footnotes to the table, according to information publicly filed or furnished to the Corporation by each of them and except that the information for each of Franklin Resources, Inc. and Warburg Pincus Asset Management is as of December 31, 1997 as reported in their respective filings with the Securities and Exchange Commission.

(2) Shares beneficially owned, as recorded in this table, expressed as a percentage of the shares of Common Stock of the Corporation outstanding as of April 1, 1998. For purposes of calculating each person's beneficial ownership, any shares subject to options exercisable within 60 days of April 1, 1998 are deemed to be beneficially owned by, and outstanding with respect to, such person.

(3) Includes 815,425 shares of Common Stock which Dr. Tenoso has the right to acquire pursuant to options exercisable within 60 days.

(4) Includes 658,777 held jointly with Mr. Penninger's spouse, and 20,000 shares held in two trusts for certain members of his family and of which his spouse is trustee.

(5) Includes 84,812 shares of Common Stock which Mr. Hurst has the right to acquire pursuant to options exercisable within 60 days.

(6) Includes 156,612 shares of Common Stock which Mr. Plumb has the right to acquire pursuant to options exercisable within 60 days.

(7) Includes 88,125 shares of Common Stock which Mr. Harrison has the right to acquire pursuant to options exercisable within 60 days.

(8) Includes 50,250 shares of Common Stock which Mr. Currie has the right to acquire pursuant to options exercisable within 60 days.

(9) Represents 34,350 shares of Common Stock which Dr. Shaw has the right to acquire pursuant to options exercisable within 60 days.

(10) Represents 15,000 shares of Common Stock which Dr. Simon has the right to acquire pursuant to options exercisable within 60 days.

(11) Represents 11,250 shares of Common Stock which Ms. Hoppe has the right to acquire pursuant to options exercisable within 60 days.

(12) Represents 8,250 shares of Common Stock which Mr. Weisman has the right to acquire pursuant to options exercisable within 60 days.

(13) Includes 1,273,103 shares of Common Stock which members of the group have the right to acquire pursuant to options exercisable within 60 days.

                             EXECUTIVE COMPENSATION

    Summary Compensation Table The following table sets forth for the fiscal years ended December 28, 1997, December 29, 1996 and December 31, 1995, the compensation for services in all capacities to the Corporation of the chief executive officer and the other four most highly compensated executive officers (as well as one officer who was not an executive officer at the end of the year) of the Corporation during the fiscal year ended December 28, 1997 (collectively, the "Named Executive Officers"):

                                                            ANNUAL COMPENSATION             LONG TERM
                                                   -------------------------------------  COMPENSATION
                                                                                           SECURITIES
                                                                           OTHER ANNUAL    UNDERLYING       ALL OTHER
                                                    SALARY     BONUS (1)   COMPENSATION      OPTIONS      COMPENSATION
NAME AND PRINCIPAL POSITION               YEAR        ($)         ($)           ($)            (#)           ($) (2)
--------------------------------------  ---------  ---------  -----------  -------------  -------------  ---------------

Harold J. Tenoso, Ph.D. ..............       1997    200,000      65,000        37,126(3)     120,125           6,208
  President and Chief                        1996    200,000     150,000        --             90,000           4,967
  Executive Officer                          1995    200,000      88,000        62,964         36,000           2,310

P. Ann Hoppe..........................       1997    113,192(4)     60,000      85,348(3)      61,000           1,606
  Vice President,                            1996     --          --            --             --              --
  Regulatory Affairs                         1995     --          --            --             --              --

Toby L. Simon, M.D. ..................       1997    121,577(5)     50,000      83,365(3)      75,000           1,121
  Vice President, Medical and                1996     --          --            --             --              --
  Scientific Affairs                         1995     --          --            --             --              --

Charles P. Harrison...................       1997    165,000       45,000       (6)              72,000            2,562
  Vice President, Healthcare Services        1996    132,692       75,000       68,545          150,000              522
                                             1995     --          --            --             --             --

Russell H. Plumb......................       1997    120,250      45,000        (6)             50,050           1,710
  Vice President, Finance and                1996    108,462      --            --              45,000           1,433
  Administration; Chief Financial            1995    100,000      51,500        --              19,800           1,830
  Officer

Timm M. Hurst.........................       1997    125,000      45,000        (6)             50,050           2,146
  Vice President                             1996    125,000      --            --              55,500           4,018
                                             1995    125,000      54,000        --              21,600        --

------------------------

(1) Represents cash bonuses earned in the year stated. Some amounts were paid in the subsequent year.

(2) Consists of Corporation contributions to the Corporation's 401(k) plan of $3,058, $1,584, $1,445 and $1,731 for Dr. Tenoso and Messrs. Harrison, Plumb and Hurst, respectively, and premiums paid for term life insurance of $3,150, $1,606, $1,121, $978, $265 and $415 for Dr. Tenoso, Ms. Hoppe, Dr.
    Simon, and Messrs. Harrison, Plumb and Hurst, respectively.

(3) Consists of relocation expenses of $24,447, $60,780 and $59,576 and $1,103, $24,568 and $23,789 of reimbursement for taxes related thereto for Dr. Tenoso, Ms. Hoppe and Dr. Simon. Also includes $11,576 for Dr. Tenoso which relates to additional life insurance and automobile expenses.

(4) Represents salary for Ms. Hoppe from March 6, 1997, the date her employment commenced with the Corporation.

(5) Represents salary for Dr. Simon from March 10, 1997, the date his employment commenced with the Corporation.

(6) Excludes amounts which did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth each grant of stock options made during the fiscal year ended December 28, 1997 to each of the Named Executive Officers who received options during such year.

                                                                                              POTENTIAL REALIZED VALUE
                                                                                                 AT ASSUMED ANNUAL
                                                                                                RATES OF STOCK PRICE
                                    NUMBER OF       % OF TOTAL                                    APPRECIATION FOR
                                   SECURITIES         OPTIONS                                      OPTION TERM(1)
                                   UNDERLYING       GRANTED TO      EXERCISE                  ------------------------
                                 OPTIONS GRANTED   EMPLOYEES IN       PRICE      EXPIRATION      5.0%        10.0%
NAME                                   (#)          FISCAL YEAR      ($/SH)         DATE         ($)          ($)
-------------------------------  ---------------  ---------------  -----------  ------------  ----------  ------------

Harold J. Tenoso, Ph.D. .......       46,875(2)           4.17%     $   18.25      2/25/2007  $  537,996  $  1,363,394
                                      48,750(3)           4.34%     $   20.21      1/29/2003  $  335,057  $    760,133
                                      24,500(4)           2.18%     $   23.13     12/09/2003  $  192,685  $    437,137

P. Ann Hoppe...................       45,000(5)           4.01%     $   19.00      3/06/2007  $  537,701  $  1,362,647
                                      16,000(4)           1.42%     $   23.13     12/09/2003  $  125,835  $    285,477

Toby L. Simon, M.D. ...........       60,000(6)           5.34%     $   17.50      3/10/2007  $  660,335  $  1,673,427
                                      15,000(4)           1.34%     $   23.13     12/09/2003  $  117,970  $    267,635

Charles P. Harrison............       15,000(7)           1.34%     $   18.25      2/25/2007  $  172,158  $    436,286
                                      37,500(3)           3.34%     $   20.21      1/29/2003  $  257,736  $    584,727
                                      19,500(4)           1.74%     $   23.13     12/09/2003  $  153,361  $    347,925

Russell H. Plumb...............       33,750(3)           3.01%     $   20.21      1/29/2003  $  231,963  $    526,246
                                      16,300(4)           1.45%     $   23.13     12/09/2003  $  128,194  $    290,830

Timm M. Hurst..................       33,750(3)           3.01%     $   20.21      1/29/2003  $  231,963  $    526,246
                                      16,300(4)           1.45%     $   23.13     12/09/2003  $  128,194  $    290,830

------------------------

(1) Potential realizable values are based on the fair market value per share on the date of the grant and represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The dollar amounts set forth in these columns are the result of calculations at the five percent and ten percent rates set by the Securities and Exchange Commission, and are not intended to forecast possible future appreciation, if any, of the Corporation's Common Stock price. There can be no assurance that such potential realizable values will not be more or less than that indicated in the table above.

(2) These options were immediately exercisable upon grant.

(3) 75% of these options vested as of December 28, 1997, upon the Corporation's achievement of certain predetermined performance objectives. The remaining 25% will vest on the third anniversary of the grant, which was January 29, 1997.

(4) These options vest and are exercisable on the third anniversary of the date of the grant, which was December 9, 1997. However, 75% of the options are subject to accelerated vesting provisions.

(5) These options vest and are exercisable at the rate of 25% of the shares covered by the option on each of the first four anniversary dates of the grant of the option, which was March 6, 1997.

(6) These options vest and are exercisable at the rate of 25% of the shares covered by the option on each of the first four anniversary dates of the grant of the option, which was March 10, 1997.

(7) These options vest and are exercisable at the rate of 33 1/3% of the shares covered by the option on each of the first three anniversary dates of the grant of the option, which was February 25, 1997.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
  VALUES

    The following table sets forth information with respect to (i) each exercise of options by the Named Executive Officers during the fiscal year ended December 28, 1997, (ii) the number of unexercised options held by each of the Named Executive Officers who held options as of December 28, 1997 and (iii) the value of unexercised in-the-money options as of December 28, 1997.

                                                                    NUMBER OF            VALUE OF UNEXERCISED
                                       SHARES                 SECURITIES UNDERLYING      IN-THE-MONEY OPTIONS
                                     ACQUIRED ON    VALUE    UNEXERCISED OPTIONS AT     AT FISCAL YEAR END (#)
                                      EXERCISE    REALIZED     FISCAL YEAR END (#)    EXERCISABLE/UNEXERCISABLE
NAME                                     (#)         ($)     EXERCISABLE/UNEXERCISABLE            (1)
-----------------------------------  -----------  ---------  -----------------------  --------------------------

Harold J. Tenoso, Ph.D. ...........      40,000     763,350       751,238/132,125        $14,721,751/$ 653,796

P. Ann Hoppe.......................      --          --                 0/ 61,000         $        0/$ 208,500

Toby L. Simon, M.D. ...............      --          --                 0/ 75,000         $        0/$ 365,625

Charles P. Harrison................      20,000     218,750        17,500/184,500         $  236,250/$1,728,224

Russell H. Plumb...................      13,000     244,180       124,700/ 56,650        $ 2,005,158/$ 248,127

Timm M. Hurst......................      18,000     209,250        51,900/ 57,250         $  704,571/$ 260,031

------------------------

(1) Calculated on the basis of the fair market value of $23.50 of the Common Stock as of December 28, 1997, minus the per share exercise price.

COMPENSATION OF DIRECTORS

    Commencing with the Board of Directors meeting held December 9, 1997, compensation to outside directors increased to $2,000 from $1,000 for each Board and Committee meeting attended. Outside directors are also reimbursed for out-of-pocket expenses in connection with attendance at such meetings. In lieu of receiving cash compensation for serving as a director and a member of the Corporation's Scientific Advisory Board, Dr. Shaw is compensated pursuant to a consulting arrangement in the aggregate amount of $22,500 per annum. Dr. Shaw provides technical and scientific consulting services to the Corporation relating to research and development matters as requested by the Corporation from time to time.

    On August 9, 1995, the Board of Directors adopted the NED Plan. The NED Plan currently provides for the grant of an option to purchase 48,000 shares of Common Stock (the "Lump Sum Grant") to each eligible director upon such person's first election to the Board. In addition, the NED Plan also currently provides for the automatic grant of options to purchase 3,000 shares of Common Stock on an annual basis to each non-employee director of the Corporation who (or would have, but for the non-employee director having declined a Lump Sum Grant) vested in full in their Lump Sum Grant. The Compensation Committee administers the NED Plan.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
  ARRANGEMENTS

    In connection with the commencement of Dr. Tenoso's employment, the Corporation entered into an employment agreement with him in March 1993 for an initial term of three years and subsequent automatic one-year renewals unless earlier terminated pursuant to the provisions thereof. Such agreement has been automatically renewed through March 1999. Such agreement, as amended in December 1994, provides for a current base salary of $200,000 per annum, participation in all bonus and incentive plans of the Corporation and certain insurance, automobile and relocation allowances and other benefits. In addition, pursuant to such agreement, Dr. Tenoso received options to purchase up to 734,238 shares of Common Stock, 504,000 of which have an exercise price of $2.29 per share (of which 115,000 have been exercised) and 230,238 of which have an exercise price of $3.67 per share. The exercisability of all such options became vested in accordance with their terms upon the Corporation's initial public offering. In connection with such vesting, the Corporation recognized compensation expense in 1995 of approximately $346,500 ($215,000 net of income taxes). The shares issuable upon exercise of the options are subject to certain registration and anti-dilution rights.

    Dr. Tenoso's agreement further provides that in the event his employment is terminated within six months of a Change of Control or a Constructive Termination, Dr. Tenoso shall receive a payment of 2.99 times his highest annual salary and bonus pursuant to the agreement. "Change of Control" is defined in the agreement as (a) the acquisition by an individual or group other than Dr. Tenoso or a group including him of (i) beneficial ownership of 30% of the Corporation's voting securities or (ii) all or substantially all of the assets of the Corporation, (b) commencement of a tender offer for the Common Stock, or
(c) a majority change in the composition of the Board of Directors not approved by the current directors, and a "Constructive Termination" is defined as a change in title or positions, a material diminution in the nature or scope of authorities, powers, functions, duties or responsibilities, or a reduction of 10% or more of compensation and benefits. Such employment agreement provides that Dr. Tenoso shall be entitled to a bonus equal to the largest bonus received by him during the term of the agreement and to his base salary and benefits for the later of the remainder of the term and 12 months from the date of termination in the event his employment is terminated by the Corporation other than for cause (as defined in the employment agreement), death or disability, or by Dr. Tenoso for a constructive termination. Such agreement also contains confidentiality provisions for the period of employment and 12 months thereafter and non-competition provisions for the period of employment and 24 months thereafter.

    In connection with the commencement of Mr. Harrison's employment, the Corporation entered into an employment agreement with him in January 1996 for an initial term of one year and subsequent automatic one-year renewals unless terminated earlier pursuant to the provisions thereof. Such agreement provides for a current base salary of $150,000 per annum, participation in all bonus and incentive plans of the Corporation available to officers and certain insurance, automobile and relocation allowances and other benefits. In addition, pursuant to such agreement, Mr. Harrison received options to purchase 150,000 shares of Common Stock with an exercise price of $10.00 per share. Such options vest at the rate of 25% per annum, commencing with the first anniversary of the commencement of Mr. Harrison's employment. Mr. Harrison's agreement provides that if his employment is terminated on account of a Constructive Termination or for any reason other than "for cause", Mr. Harrison shall receive payments equivalent to his base salary and benefits for a six-month period. "Constructive Termination" is defined as a change in title or position, a material diminution in the nature or scope of authorities, powers, functions, duties or responsibilities, or a reduction in the Base Salary or the base compensation provided to Mr. Harrison (unless substantially all officers of the Corporation agree to substantially similar percentage reductions in their base compensation). Such agreement also contains non-competition provisions for the period of employment and 24 months thereafter.

    In connection with the commencement of Ms. Hoppe's employment, the Corporation entered into an employment agreement with her in March 1997 for an initial term of one year and subsequent automatic one-year renewals unless terminated earlier pursuant to the provisions thereof. The agreement provides for a current base salary of $135,000 per annum, participation in all bonus and incentive plans of the Corporation available to officers and certain insurance, relocation allowances and other benefits. In addition, pursuant to such agreement, Ms. Hoppe received options to purchase 45,000 shares of Common Stock with an initial exercise price of $19.00 per share. Such options vest at the rate of 25% per annum, commencing with the first anniversary of the commencement of Ms. Hoppe's employment. Ms. Hoppe's agreement provides that if her employment is terminated for any reason other than "for cause", Ms. Hoppe shall receive severance payments equivalent to her base salary plus benefits for a nine-month period. Such agreement also contains non-competition provisions for the period of employment and 12 months thereafter.

    In connection with the commencement of Dr. Simon's employment, the Corporation entered into an employment agreement with him in March 1997 for an initial term of one year and subsequent automatic one-year renewals unless terminated earlier pursuant to the provisions thereof. The agreement provides for a current base salary of $145,000 per annum, participation in all bonus and incentive plans of the Corporation available to officers and certain insurance, relocation allowances and other benefits. In addition, pursuant to such agreement, Dr. Simon received options to purchase 60,000 shares of Common Stock with an initial exercise price of $17.50 per share. Such options vest at the rate of 25% per annum, commencing with the first anniversary of the commencement of Dr. Simon's employment. Dr. Simon's agreement provides that if his employment is terminated for any reason other than "for cause", Dr. Simon shall receive payments equivalent to his base salary plus benefits for a nine-month period. Such agreement also contains non-competition provisions for the period of employment and 12 months thereafter.

    In connection with the commencement of Mr. Plumb's employment, the Corporation entered into an employment agreement with him in April 1994 for an initial term of three years and subsequent one-year renewals unless terminated earlier pursuant to the provisions thereof. Such agreement provides for a current base salary of $125,000 per annum and participation in all bonus and incentive plans of the Corporation. In addition, pursuant to such agreement, Mr. Plumb received options to purchase up to 90,000 shares of Common Stock which have an initial exercise price of $2.29 per share (of which 43,000 have been exercised). The exercisability of all such options has vested in accordance with their terms. Mr. Plumb's agreement provides that if his employment is terminated for reasons relating to a change of control, acquisition or downsizing, Mr. Plumb shall receive payments equivalent to his base salary plus benefits for a twelve-month period. Mr. Plumb's agreement also provides that if his employment is terminated for any reason other than "for cause" or those cited above, Mr. Plumb shall receive payments equivalent to his base salary equal to four months salary for each year he was employed with the Corporation, up to a maximum of twelve months.

    In addition, the Corporation has entered into severance agreements with Mr. Hurst and certain other officers of the Corporation. Each such agreement provides that (i) in the event of termination of such executive's employment by the Corporation with or without cause at any time before normal retirement age or (ii) in the event such executive's compensation is reduced or his benefits are materially reduced and he elects to resign, such executive shall be entitled to continue to receive his base monthly salary for a number of months that is equal to the number of years such executive had been employed by the Corporation; provided, however, that the period shall not be shorter than 12 months and shall not be longer than 24 months.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Compensation Committee are set forth under "Meetings of the Board" and their relationship to the Corporation is set forth under "Information as to Nominees and Other Directors."

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The compensation committee of the Board of Directors (the "Compensation Committee") establishes and reviews the Corporation's arrangements and programs for compensating its officers, including the Named Executive Officers and all compensation related arrangements involving the Corporation's stock or stock options. The Compensation Committee is composed of directors who are neither officers nor employees of the Corporation.

PHILOSOPHY AND STRATEGY

    The Compensation Committee's philosophy is to design executive compensation packages that are competitive and reward employees for the Corporation's achievement of its strategic objectives and, in the long term, the creation of stockholder value. Under this approach, the Compensation Committee believes that the Corporation's executives and key managers should receive an annual base salary which approximates the median for the market, the market being defined as a peer group of comparable companies. Annual cash incentive compensation, which is largely based upon the attainment of a specified growth rate in the earnings of the Corporation, is targeted to be slightly above the market median, resulting in annual cash compensation (base salary plus incentives) being at or near the market median if the Corporation achieves its earnings objectives. To align the long-term interests of the Corporation's executives and managers with those of its stockholders, and to encourage and reward above-average performance over time, the Compensation Committee believes that the Corporation's executives and key managers should receive equity-based incentives, primarily in the form of stock options, in excess of the market median resulting in the Corporation's executives and key managers receiving total direct compensation (base salary plus short-term and long-term incentives) in the 50th--75th percentile of the market, but heavily weighted toward long-term incentives.

    In 1997, a nationally recognized consulting firm retained by the Corporation prepared an analysis to determine how competitive the Corporation's compensation practices were in comparison to the market and if the Corporation's compensation practices were consistent with its compensation strategies. The analysis suggested that the Corporation's compensation practices relating to its executive officers are currently less than competitive, and not consistent with its compensation strategies. The Compensation Committee is therefore assessing the Corporation's current compensation practices to ensure the Corporation remains competitive in the market and continues to be able to attract and retain qualified personnel.

DETERMINATION OF COMPENSATION

    Salaries for all officers, other than the Chief Executive Officer, are recommended by the Chief Executive Officer to the Compensation Committee for its approval. The Compensation Committee, pursuant to the Chief Executive Officer's employment agreement, determines the salary of the Chief Executive Officer.

    Annual cash incentive payments, and, if applicable, the acceleration of the vesting period associated with certain stock options granted to executives and key managers, are based primarily on the attainment of predetermined corporate earnings, earnings per share and divisional earnings targets. These earnings targets are recommended by management, approved by Dr. Tenoso and approved by the Compensation Committee and the Board of Directors at the beginning of each fiscal year. Cash incentives are earned, and the vesting period of a portion of the options granted annually accelerate, if the targeted level of earnings per share and earnings is achieved. Dr. Tenoso has the discretion, subject to approval of the Compensation Committee, to adjust annual cash incentives in the event that the achievement of corporate or divisional results does not adequately reflect a participant's effort. The percentage of a respective executive's salary, which may be earned as a cash incentive, varies depending on the individual's position and role with the Corporation.

    Long-term incentives are provided primarily through the grant of stock options that typically vest at the end of a three-year period but are subject to the acceleration provisions described above. The Compensation Committee determines the recipients of stock option grants and the size of the grants consistent with these principles, based on the individual's position and role with the Corporation.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    Dr. Tenoso's compensation for fiscal year 1997 was determined by an employment agreement entered into in March 1993, and renewed automatically for an additional year in March 1998. The overall compensation included in the agreement was determined in a manner to be competitive with companies in the Corporation's industry that the Compensation Committee believes are comparable to the Corporation. Pursuant to that agreement, Dr. Tenoso is entitled to participate in any bonus or incentive arrangements maintained by the Corporation. Dr. Tenoso recommends a bonus program which, after review and analysis, is approved or modified by the Compensation Committee. For the fiscal year 1997, the Compensation Committee approved a cash bonus to Dr. Tenoso of $65,000, consistent with the Corporation's incentive plan and the performance of the Corporation in 1997.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") generally limits the annual tax deduction for applicable remuneration paid to the Corporation's Chief Executive Officer and certain other highly compensated executive officers to $1,000,000. The Compensation Committee does not believe that the compensation to be paid to the Corporation's executives will exceed the deduction limit set by Section 162(m).

                             COMPENSATION COMMITTEE
                               Lawrence E. Tilton
                                James L. Currie

    The foregoing report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), unless the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

PERFORMANCE GRAPH

    The following graph compares the cumulative total stockholder return on the Common Stock with the cumulative total return of the Nasdaq Stock Market Index and the Nasdaq Pharmaceutical Stocks Index for the period commencing June 15, 1995 (the date of the Corporation's initial public offering). The graph assumes that the value of the investment in Common Stock was $100 on June 14, 1995 and that all dividends were reinvested. Past performance is not any indication of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  NASDAQ           THE NASDAQ    SEROLOGICALS

           Pharmaceutical Stocks   Stock Market   Corporation

6/15/95                  $100.00        $100.00       $100.00

12/31/95                  153.12         117.37        143.48

12/29/96                  151.93         144.55        266.30

12/28/97                  153.10         170.51        306.52

TOTAL RETURN ANALYSIS

    [GRAPH]

                                                                          SEROLOGICALS
  DATE     NASDAQ PHARMACEUTICAL STOCKS    THE NASDAQ STOCK MARKET         CORPORATION
---------  -----------------------------  -------------------------  -----------------------

  6/15/95               100.00                       100.00                    100.00

 12/31/95               153.12                       117.37                    143.48

 12/29/96               151.93                       144.55                    266.30

 12/28/97               153.10                       170.51                    306.52

            APPROVAL OF AMENDMENTS TO THE AMENDED AND RESTATED 1994
                             OMNIBUS INCENTIVE PLAN

    In October 1994, the Board of Directors approved the Omnibus Plan, which was amended in April 1995 and February 1996 and subsequently approved by the Corporation's stockholders. The Omnibus Plan is designed to provide an incentive to the officers and certain other key employees of and consultants to the Corporation and its affiliates by making available to them an opportunity to acquire an equity interest or to increase their equity interest in the Corporation.

    The Board of Directors proposes the Omnibus Plan Amendments to (a) increase the maximum number of shares of Common Stock issuable under the Omnibus Plan to 3,250,000, (b) simplify the provisions of the Omnibus Plan relating to future amendments and (c) provide for the ability to make awards under the Omnibus Plan to officers, directors, consultants or other employees of minority-owned subsidiaries and joint ventures formed or entered into by the Corporation.

    In compensating management, the Board of Directors has historically sought to align managements' interests with those of the stockholders by providing long-term incentive compensation, primarily in the form of stock options as a significant portion of management's total compensation. As a consequence of this strategy, and the increase in the number of targeted optionees as a result of its growth, the Corporation is close to exhausting the availability of the existing stock options which are currently authorized under the Omnibus Plan. The Omnibus Plan currently provides for a maximum number of shares of Common Stock subject to options and other awards of 2,250,000. Presently, there are options outstanding under the Omnibus Plan to purchase 1,553,581 shares of Common Stock and 464,023 shares are remaining available for grant under the Omnibus Plan. The Board of Directors believes that the authorization of additional shares of Common Stock, which may be issued pursuant to awards granted under the Omnibus Plan, would assist the Corporation in attracting and retaining qualified employees and consultants on a basis consistent with the Corporation's incentive compensation philosophy. Accordingly, on March 27, 1998, the Board of Directors approved an amendment to the Omnibus Plan to increase the number of shares of Common Stock issuable under the Omnibus Plan to 3,250,000.

    In addition, the Board of Directors is mindful of the rapid changes in the securities and tax laws as they relate to incentive plans and desires to keep the Company's incentive plans modern and effective. Certain statutory changes have eliminated the necessity of stockholder approvals in certain situations in which the Omnibus Plan would nevertheless require a stockholder vote. In order to reduce the cost and expense of soliciting proxies for stockholder approvals that are no longer required by law and in an effort to make the amendment provisions of the Omnibus Plan more consistent therewith, on March 27, 1998, the Board of Directors approved an amendment to the Omnibus Plan to provide that except as otherwise prohibited by law, the Board of Directors may (a) amend, alter, suspend, discontinue or terminate the Omnibus Plan, provided that the Board of Directors may condition any amendment on the approval of the stockholders of the Corporation if such approval is necessary or advisable with respect to tax, securities or other applicable laws and rules and regulations, and (b) correct any deficiency, supply any omission or reconcile any inconsistency in the manner and to the extent it shall deem desirable.

    Finally, the Board of Directors desires that the Omnibus Plan accommodate awards granted to officers, directors, consultants or other employees of minority-owned subsidiaries and joint ventures formed or entered into by the Corporation. The Omnibus Plan currently defines an affiliate of the Corporation for purposes of eligibility of employees and consultants under the Omnibus Plan as an entity that directly, or through one or more intermediaries, is controlled by, controls or is under common control with the Corporation. Although the Corporation does not currently have any minority-owned subsidiaries, the Board of Directors believes that it is in the Corporation's best interest to have the flexibility to provide equity benefits to employees of such entities in the event they are formed. Accordingly, on March 27, 1998, the Board of Directors approved an amendment to the Omnibus Plan to provide that "control" in the definition of "affiliate" shall include, without limitation, the direct or indirect beneficial ownership of 10% or more of an entity's equity securities or economic interests.

DESCRIPTION

    THE FOLLOWING DESCRIPTION OF THE SECOND AMENDED AND RESTATED 1994 OMNIBUS INCENTIVE PLAN IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE SECOND AMENDED AND RESTATED 1994 OMNIBUS INCENTIVE PLAN (WHICH IS AMENDED AND RESTATED GIVING EFFECT TO THE OMNIBUS PLAN AMENDMENTS PROPOSED TO BE APPROVED BY THE CORPORATION'S STOCKHOLDERS) SET FORTH AS ATTACHMENT A TO THIS PROXY STATEMENT.

    The Compensation Committee (the "Committee") administers the Omnibus Plan. The Committee has the full power and authority, subject to the provisions of the Omnibus Plan, to designate participants, grant compensatory awards ("Awards") and determine the terms of all Awards. The Committee has the right to make adjustments with respect to Awards granted under the Omnibus Plan in order to prevent dilution of the rights of any holder. Members of the Committee are not eligible to receive Awards under the Omnibus Plan and are non-employee directors within the meaning of Section 16 of the Exchange Act and outside directors within the meaning of Section 162(m) of the Code.

    STOCK AWARDS. The Committee has the right to grant Awards of shares of Common Stock that are subject to such restrictions (including restrictions on transferability and limitations on the right to vote or receive dividends with respect to the restricted shares) and such terms regarding the lapse of restrictions as the Committee deems appropriate. Generally, upon termination of employment for any reason during the restriction period, restricted shares shall be forfeited to the Corporation.

    OPTIONS ISSUED UNDER OMNIBUS PLAN. The Committee determines the terms of specific options. Options granted may be non-qualified ("NQSO's") or incentive stock options within the meaning of Code Section 422 ("ISO's"). The exercise price per share for a non-qualified option is subject to the determination of the Committee. Incentive stock options may not be granted at less than 100% of the fair market value at the date of grant. Each option will be exercisable after the period or periods specified in the option agreement, which will generally not exceed 10 years from the date of grant. Options may be issued in tandem with stock appreciation rights ("SARs") as a performance award ("Tandem Options"). SARs may be granted upon such terms as the Board of Directors or the Committee may from time to time determine.

    Upon the exercise of an option, the option holder shall pay to the Corporation the exercise price plus the amount of the required Federal and state withholding taxes, if any. Options may be exercised and the withholding obligation may be paid for with cash and, with the consent of the Committee, shares of Common Stock, other securities (including options) or other property. The periods after termination of employment during which an option may be exercised is as determined by the Committee. In the absence of any specific determination by the Committee, the following rules will generally apply. The unexercised portion of any option granted under the Omnibus Plan will generally be terminated (a) three months after the date on which the optionee's employment is terminated for any reason other than (i) cause, (ii) mental or physical disability, (iii) death or (iv) retirement; (b) immediately upon the termination of the optionee's employment for cause; (c) six months after the date on which the optionee's employment is terminated by reason of mental or physical disability; or (d)(i) 12 months after the date on which the optionee's employment is terminated by reason of retirement or the death of the employee, or (ii) nine months after the date on which the optionee shall die if such death shall occur during the three-month period following the termination of the optionee's employment by reason of retirement or mental or physical disability.

    SARS. An Award may consist of SARs. Upon exercising an SAR, the holder will be paid by the Corporation an amount in cash equal to the difference between the fair market value of the shares of Common Stock on the date of exercise and the fair market value of the shares of Common Stock on the date of the grant of the SAR, less applicable withholding of Federal and state taxes. In no event may a holder of an SAR, who is also an employee of the Corporation or its subsidiaries, exercise an SAR if the aggregate amount to be received as a result of his or her exercise of SARs in the preceding twelve month period exceeds such employee's current base salary.

    PERFORMANCE AWARDS CONSISTING OF OPTIONS AND SARS ISSUED IN TANDEM UNDER OMNIBUS PLAN. Upon exercise of a Tandem Option, the optionee will be entitled to a credit toward the exercise price equal to the value of the SARs issued in tandem with the option exercised, but not to exceed the amount of the Federal income tax deduction allowed to the Corporation in respect of such SAR. Upon exercise of a Tandem Option, the related SAR shall terminate, the value being limited to the credit which can be applied only toward the purchase price of Common Stock. In all cases, full payment of the net purchase price of the shares must be made in cash or its equivalent at the time the Tandem Option is exercised, together with the amount of the required Federal and state withholding taxes, if any. When an SAR issued as part of a Tandem Option is exercised, the option to which it related will cease to be exercisable to the extent of the number of shares with respect to which the SAR was exercised.

    OTHER PERFORMANCE AWARDS ISSUED UNDER THE OMNIBUS PLAN. The Omnibus Plan authorizes the Committee to grant, to the extent permitted under Rule 16b-3 promulgated under the Exchange Act and applicable law, other Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to Common Stock. Furthermore, the amount or terms of an Award may be related to the performance of the Corporation or to such other criteria or measure of performance as the Committee may determine.

FEDERAL INCOME TAX CONSEQUENCES

    Set forth below is a description of the federal income tax consequences relating to the grant and exercise of the benefits awarded under the Omnibus Plan. This description does not purport to be a complete description of the income tax aspects of the Omnibus Plan. The summary does not include any discussion of state, local or foreign income tax consequences or the effect of gift, estate or inheritance taxes, any of which may be significant to a particular employee eligible to receive options.

    There are generally no federal income tax consequences to employees, or the Corporation, on the grant of a NQSO. Upon the exercise of a NQSO, the employee generally recognizes taxable ordinary income, subject to withholding, equal to the excess of the fair market value of the shares of Common Stock on the exercise date over the option price of the shares. The Corporation is entitled to a tax deduction in an amount equal to the amount of taxable ordinary income recognized by the employee, provided the Corporation complies with applicable withholding and/or reporting rules. Any taxable ordinary income recognized by an employee upon exercise of a NQSO will increase his tax basis in the share of Common Stock thereby acquired.

    Any gain or any loss recognized upon the subsequent disposition of the acquired Common Stock will be a capital gain or loss, and will be a long-term gain or loss if such shares of Common Stock are held for more than one year. The maximum capital gains rate for individuals is 28% with respect to shares held for more than twelve months, but not more than eighteen months, and 20% with respect to shares held for more than eighteen months.

    An employee who surrenders shares of Common Stock as payment for the exercise price of a NQSO will not recognize gain or loss on his surrender of such shares, but will recognize taxable ordinary income on the exercise of the NQSO as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered will have the same tax basis and capital gains holding period as the shares surrendered. The balance of the shares received will have a tax basis equal to their fair market value on the date of exercise, and the capital gains holding period will begin on the date of exercise.

    With respect to ISOs, a participant generally does not recognize taxable ordinary income, and no tax deduction is available to the Corporation, upon either the grant or exercise of an ISO. However, the difference between the exercise price of an ISO and the market price of the Common Stock on the exercise date will be included in the alternative minimum taxable income of a participant for purposes of the "alternative minimum tax ("AMT")." Generally, if an optionee holds the shares acquired upon the exercise of ISOs until the later of (i) two years from the grant of the ISOs or (ii) one year from the date of acquisition of the shares upon exercise of ISOs, any gain recognized by the participant on a sale of such shares will be treated as a capital gain. The gain recognized upon the sale is the difference between the option price and the sale price of the Common Stock. Generally, the income tax consequences to the holder of ISOs is to defer, until the shares are sold, the recognition of any increase in the value of the Common Stock from the time of grant to the time of exercise, and to treat such increase as a capital gain. If the optionee sells the shares prior to the expiration of the requisite holding period set forth above, the optionee will recognize taxable ordinary income in the amount equal to the difference between the fair market value on the exercise date and the exercise price. The amount of taxable ordinary income will be added to the optionee's basis for purposes of determining the gain on the sale of the shares of Common Stock. If the application of the above-described rules would result in a loss to the optionee, the taxable ordinary income required to be recognized thereby would be limited to the excess, if any, of the amount realized on the sale over the basis of the shares sold. If an optionee disposes of shares obtained upon exercise of an ISO prior to the expiration of the requisite holding period described above, the Corporation generally will be entitled to a deduction in the amount of the taxable ordinary income that the optionee recognizes as a result of the disposition. However, the use by an optionee of shares previously acquired pursuant to the exercise of an ISO to exercise an incentive stock option will be treated as a taxable disposition if the transferred shares have not been held by the optionee for the requisite holding period described above.

    With respect to SARs, when a participant exercises an SAR grant under the Omnibus Plan, the amount of cash received will be ordinary income subject, in the case of an employee, to withholding, and will be allowed as a deduction to the Corporation, subject to the Corporation satisfying its reporting and/or withholding obligations.

    Restricted stock and restricted stock units are not transferable and are generally subject to forfeiture by a participant. Should a participant leave the Corporation's employ during a specified period, for federal income tax purposes the restricted stock and restricted stock units will be subject to a "substantial risk of forfeiture" during such period. Thus, a participant will defer the recognition of taxable ordinary income until the end of that period and recognize such income equal to the fair market value of the restricted stock and restricted stock units at such time, unless the participant elects to recognize taxable income on the date of grant. Subject to the Corporation satisfying certain reporting and/or withholding obligations, the Corporation will be entitled to a deduction at the time and in an amount equal to the taxable ordinary income recognized by the participant. Any additional gain or any loss recognized upon the subsequent disposition of the acquired shares will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year. The maximum capital gains rate for individuals is 28% with respect to shares held for more than twelve months, but not more than eighteen months, and 20% with respect to shares held for more than eighteen months.

    If the Corporation delivers cash, in lieu of fractional shares, the employee will recognize taxable income equal to the cash paid and the fair market value of any shares issued as of the date of exercise. An amount equal to such ordinary income will be deductible by the Corporation, provided it complies with applicable withholding requirements.

    Section 162(m) of the Code, which generally disallows a tax deduction for annual compensation in excess of $1,000,000 paid to the Chief Executive Officer or certain other highly compensated executive officers, provides that "performance-based" compensation will not be subject to the $1,000,000 deduction limitation. Generally, since an employer is not entitled to a deduction upon the grant or exercise of an ISO in any event, this provision does not affect the Corporation's tax treatment with regard to ISOs. Options (other than ISOs) and SARs granted under a plan approved by stockholders with an exercise price equal to the fair market value of the underlying stock as of the date of grant are considered performance-based compensation, if certain requirements are met. The Omnibus Plan meets such requirements and, accordingly, any income realized by employees with respect to options or SARs granted under the Omnibus Plan is not subject to the deduction limitation of Section 162(m).

    The Omnibus Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is qualified under Section 401(a) of the Code. The Committee may take such additional steps as are necessary to ensure that other Awards under the Omnibus Plan qualify for exemption from the deduction limitations of Code Section 162(m).

                               NEW PLAN BENEFITS
                        SECOND AMENDED AND RESTATED 1994
                             OMNIBUS INCENTIVE PLAN

                                                                                                 NUMBER OF SHARES
                                                                                      DOLLAR        SUBJECT TO
                                                                                    VALUE (1)         OPTIONS
NAME AND POSITION                                                                      (2)            (1) (3)
---------------------------------------------------------------------------------  ------------  -----------------
Harold J. Tenoso, Ph.D...........................................................   $  415,718         120,125
President and Chief Executive Officer

P. Ann Hoppe.....................................................................   $    6,000          16,000
Vice President, Regulatory Affairs

Toby L. Simon, M.D...............................................................   $    5,625          15,000
Vice President, Medical and Scientific Affairs

Charles P. Harrison..............................................................   $  209,475          72,000
Vice President, Healthcare Services

Russell H. Plumb.................................................................   $  117,184          50,050
Vice President, Finance and Administration, Chief
Financial Officer and Treasurer

Timm M. Hurst....................................................................   $  117,184          50,050
Vice President

Named Executive Group (6 individuals)............................................   $  871,186         323,225

Non Executive Officer Employee Group.............................................   $  873,683         383,183
(75 individuals)

------------------------

(1) Reflects benefits under the Omnibus Plan received during the fiscal year ended December 28, 1997.

(2) Based on difference between the exercise price of the options and the December 28, 1997 closing sale price of the Common Stock of $23.50.

(3) Options granted during the fiscal year ended December 28, 1997. Persons and groups listed in the table may also receive grants under the Omnibus Plan in the future at the discretion of the Compensation Committee.

BOARD RECOMMENDATION

    The Board of Directors believes that the Omnibus Plan Amendments will be beneficial in enabling the Corporation to retain its current key employees and to attract qualified and experienced employees by providing them the opportunity to participate in the ownership of the Corporation and in the increased value which they have helped the Corporation's stockholders realize. In addition, the Board of Directors believes that the Omnibus Plan Amendments will be beneficial in creating a unity of economic interests between the Corporation's employees and its stockholders by creating a long-term incentive compensation system based on the value of the Common Stock.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise in their proxy.

                         APPROVAL OF AMENDMENTS TO THE
           1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN, AS AMENDED

    In the opinion of the Board of Directors, the future success of the Corporation depends, in large part, on its ability to attract, retain and motivate directors with experience and ability. In that respect, the Board of Directors of the Corporation adopted the NED Plan on August 9, 1995 to provide a program of one-time and regular annual stock option grants to non-employee directors of the Corporation. The stockholders of the Corporation subsequently approved the NED Plan.

    The Board of Directors proposes the NED Plan Amendments to (a) (i) decrease the initial one-time grant to directors upon their first election to the Board of Directors to options to purchase 24,000 shares of Common Stock and (ii) increase the annual grant of options to directors to purchase 6,000 shares of Common Stock and (b) simplify the provisions of the NED Plan relating to future amendments.

    The NED Plan currently provides for the grant of options to purchase 48,000 shares of Common Stock to each eligible director upon such person's first election to the Board as well as an annual grant of options to purchase 3,000 shares of Common Stock beginning on the day after the first annual meeting of stockholders after such person had vested in their initial grant. The Board of Directors believes that the goals of the NED Plan to attract, retain and motivate qualified directors would be better served with a smaller initial grant and a larger annual grant. Accordingly, on March 27, 1998, the Board of Directors approved an amendment to the NED Plan to (i) decrease the initial one-time grant to directors upon their first election to the Board of Directors to options to purchase 24,000 shares of Common Stock and (ii) increase the annual grant to directors to options to purchase 6,000 shares of Common Stock beginning on the day after the first annual meeting of stockholders after such person had vested in their initial grant.

    In addition, the Board of Directors is mindful of the rapid changes in the securities and tax laws as they relate to incentive plans and desires to keep the Company's incentive plans modern and effective. Certain statutory changes have eliminated the necessity of stockholder approvals in certain situations in which the NED Plan would nevertheless require a stockholder vote. The NED Plan currently provides that the NED Plan shall not be amended more than once every six months subject to certain exceptions. In order to reduce the cost and expense of soliciting proxies for stockholder approvals that are no longer required by law and in an effort to make the amendment provisions of the NED Plan more consistent therewith, on March 27, 1998, the Board of Directors approved an amendment to the NED Plan to provide that except as otherwise prohibited by law, the Board may (a) amend, alter, suspend, discontinue or terminate the NED Plan, provided that the Board may condition any amendment on the approval of the stockholders of the Corporation if such approval is necessary or advisable with respect to tax, securities or other applicable laws and rules and regulations, and (b) correct any deficiency, supply any omission or reconcile any inconsistency in the manner and to the extent it shall deem desirable.

DESCRIPTION

    THE FOLLOWING DESCRIPTION OF THE AMENDED AND RESTATED 1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE AMENDED AND RESTATED 1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN (WHICH IS AMENDED AND RESTATED GIVING EFFECT TO THE NED PLAN AMENDMENTS PROPOSED TO BE APPROVED BY THE CORPORATION'S STOCKHOLDERS) SET FORTH AS ATTACHMENT B TO THIS PROXY STATEMENT.

    Pursuant to the NED Plan, each person who becomes a non-employee director of the Corporation is automatically granted an option (the "Lump Sum Grant") to purchase 24,000 shares of Common Stock on the day after such person's first election to the Board. The exercise price of the options is the fair market value of the Common Stock on the date of grant. The exercisability of the options vests at the rate of 25% per year commencing on the first anniversary of the date of grant, subject to accelerated vesting for prior service as a director of the Corporation or any subsidiary.

    The NED Plan also provides for the automatic grant of options to purchase 6,000 shares of Common Stock on an annual basis to non-employee directors of the Corporation who have (or would have, had not the non-employee director declined a Lump Sum Grant) vested in full in their Lump Sum Grant, commencing on the day after the first annual meeting of stockholders commencing after such vesting. The options shall be granted on the day after the annual meeting of stockholders at which directors are elected each year. The exercise price of the options is the fair market value of the Common Stock on the date of grant. Exercisability vests at the rate of 25% per year commencing on the first anniversary of the date of grant.

    The aggregate number of shares which may be issued under the NED Plan is 540,000, subject to adjustment under certain circumstances. Options may not be exercised after the tenth anniversary of their grant. Options may not be transferred during the lifetime of an optionee. Payments by optionees upon exercise of an option may be made (as determined by the Committee) in cash or such other form of payment as may be permitted under the NED Plan. No options may be granted under the NED Plan after August 9, 2005. All non-employee directors of the Corporation are eligible to participate in the NED Plan.

    The Committee administers the NED Plan. All members of the Committee are non-employee directors within the meaning of Rule 16b-3 promulgated under the Exchange Act. Subject to the terms of the NED Plan, the Committee will have no authority to determine the participants in the NED Plan, the number of shares subject to each option, the exercise periods or the conditions and dates of the grants. The Committee will have the authority, subject to the terms of the NED Plan, to construe and interpret any of the provisions of the NED Plan or any option granted thereunder. Such interpretations are binding on the Corporation and the optionee.

    The NED Plan authorizes the issuance of stock options that do not conform to the requirements of Section 422 of the Code, and thus are not incentive stock options. Unexercised options will automatically terminate two years from the date that an optionee ceases to serve as a director of the Corporation unless such termination of the director's services as a director results from termination for cause, in which case such options shall terminate immediately.

    In the event of a change in the number or kind of shares issuable under the NED Plan pursuant to a reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar event, the NED Plan provides for appropriate adjustment to be made with respect to the maximum number of shares subject to such plan, the number of shares subject to the unexercised portion of any option theretofore granted and the exercise price of each option, to prevent the inequitable enlargement or dilution of any rights under the NED Plan.

    The NED Plan may be amended by the Board except that any amendment that requires stockholder approval under tax, securities or other applicable laws, rules or regulations, shall only be adopted by the Board subject to stockholder approval.

FEDERAL INCOME TAX CONSEQUENCES

    Set forth below is a description of the federal income tax consequences relating to the grant and exercise of the benefits awarded under the NED Plan. This description does not purport to be a complete description of the income tax aspects of the NED Plan. The summary does not include any discussion of state, local or foreign income tax consequences or the effect of gift, estate or inheritance taxes, any of which may be significant to a particular director eligible to receive options.

    Upon the exercise of an option granted under the NED Plan, an optionee will generally recognize taxable ordinary income, subject to withholding, equal to the difference between the exercise price of the stock option and the market value of the Common Stock on the exercise date. The Corporation is entitled to a deduction in connection with the exercise of an option under the NED Plan at such time and to the extent that the optionee recognizes ordinary income. Any additional gain or any loss recognized upon the subsequent disposition of the acquired shares will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year. The maximum capital gains rate for individuals is 28% with respect to shares held for more than twelve months, but not more than eighteen months, and 20% with respect to shares held for more than eighteen months.

    Section 162(m) of the Code, which generally disallows a tax deduction for compensation over $1,000,000 paid to the Chief Executive Officer and certain other highly compensated employees ("covered employees"), should not apply to the NED Plan because employees of the Corporation are not eligible to participate in the NED Plan. If an option holder becomes a covered employee before exercising options granted under the NED Plan, compensation otherwise deductible under exercise of such options may be subject to the deduction limitation of Section 162(m) of the Code unless another exception is available. At the present time, the Corporation believes that such compensation would satisfy the exception for "performance-based" compensation.

                               NEW PLAN BENEFITS
               AMENDED AND RESTATED 1995 NON-EMPLOYEE DIRECTORS'
                               STOCK OPTION PLAN

                                                                                                 NUMBER OF SHARES
                                                                                                    SUBJECT TO
                                                                              DOLLAR VALUE (1)        OPTIONS
NAME AND POSITION                                                                   (2)               (1) (3)
---------------------------------------------------------------------------  ------------------  -----------------
James L. Currie............................................................      $   17,250              3,000

Wade Fetzer, III...........................................................      $   18,000             48,000

George M. Shaw, M.D., Ph.D.................................................      $   17,250              3,000

Lawrence E. Tilton.........................................................          --                 --

Matthew C. Weisman.........................................................      $   37,500              3,000

Non-Employee Director Group (5 individuals) (2)............................      $   90,000             57,000

Nominee For Election as Director (1 individual) (2)........................      $   17,250              3,000

------------------------

(1) Reflects benefits under the NED Plan received during the fiscal year ended December 28, 1997.

(2) Based on difference between the exercise price of the options and the December 28, 1997 closing sale price of the Common Stock of $23.50.

(3) Options granted during the fiscal year ended December 28, 1997.

BOARD RECOMMENDATION

    The Board of Directors believes that the NED Plan Amendments will be beneficial in enabling the Corporation to retain its current directors and to attract qualified and experienced directors by providing them with the opportunity to participate in the ownership of the Corporation and in the increased value which they have helped the Corporation to realize. In addition, the Board of Directors believes that the NED Plan Amendments will be beneficial in creating a unity of economic interests between the Corporation's employees and its stockholders by creating a long-term incentive compensation system based on the value of the Common Stock.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise in their proxy.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Corporation's executive officers, directors and greater than ten percent beneficial owners are required under the Exchange Act to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to the Corporation. Based solely on the Corporation's review of the copies of such reports it has received, and written representations from its executive officers, directors and greater than ten percent beneficial owners, the Corporation believes that all its executive officers and directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them, except that Wade Fetzer, III was late in filing the Form 3 relating to his initial election to the Board of Directors and Charles P. Harrison was late in filing one Form 4.

                                 OTHER BUSINESS

    The Board of Directors of the Corporation knows of no other matters to be presented at the Annual Meeting. However, if any other matters properly come before the meeting, or any adjournment thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

                             STOCKHOLDER PROPOSALS

    Proposals of Stockholders intended to be presented at the next annual meeting of the Corporation's stockholders must be received by the Corporation for inclusion in the Corporation's 1999 Proxy Statement and form of proxy on or prior to December 14, 1998.

                    ANNUAL REPORTS AND FINANCIAL STATEMENTS

    The Annual Report to Stockholders of the Corporation for the fiscal year ended December 28, 1997 (the "Annual Report") as well as the Corporation's Form 10-K are being furnished simultaneously herewith. Such Annual Report and Form 10-K are not to be considered parts of this Proxy Statement.

                              COST OF SOLICITATION

    The cost of soliciting proxies in the accompanying form has been or will be borne by the Corporation. Directors, officers and employees of the Corporation may solicit proxies personally or by telephone or other means of communications. Although there is no formal agreement to do so, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Corporation may reimburse them for any attendant expenses.

    It is important that your shares be represented at the meeting. If you are unable to be present in person, you are respectfully requested to sign the enclosed proxy and return it in the enclosed stamped and addressed envelope as promptly as possible.

                                          By Order of the Board of Directors,

                                          F. Janey Christine
                                          SECRETARY

Dated: April 13, 1998
Clarkston, Georgia

                                                                    ATTACHMENT A

                            SEROLOGICALS CORPORATION
            SECOND AMENDED AND RESTATED 1994 OMNIBUS INCENTIVE PLAN

SECTION 1. PURPOSE

    The purposes of the Serologicals Corporation Second Amended and Restated 1994 Omnibus Incentive Plan (the "Plan") are to encourage certain directors and selected employees (or consultants) of Serologicals Corporation (together with any successor thereto, the "Company") and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company and its Affiliates to attract and retain qualified individuals upon whom, in large measure, the sustained progress, growth, and profitability of the Company depend.

SECTION 2. DEFINITIONS

    As used in the Plan, the following terms shall have the meanings set forth below:

    (a) "Affiliate" shall mean any entity that, directly or through one or more intermediaries, is controlled by, controls or is under common control with, the Company; for purposes of this definition only, control shall include, without limitation, the direct or indirect beneficial ownership of 10% or more of an entity's equity securities or economic interests.

    (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, or other Stock Award or Stock-Based Award granted under the Plan.

    (c) "Award Agreement" shall mean a written agreement, contract, or other instrument or document evidencing an Award granted under the Plan.

    (d) "Board" shall mean the Board of Directors of the Company.

    (e) "Cause" shall have the meaning provided in the Participant's employment agreement; provided that if the Participant does not have an employment agreement, Cause shall mean (i) the Participant's willful misconduct, gross negligence or dishonesty in the performance of his duties on behalf of the Company, (ii) the willful and repeated neglect, failure or refusal of the Participant to carry out any reasonable request of the Board, the Chief Executive Officer or any officer having supervisory authority over the Participant, (iii) the material breach of any provision of any employment, consulting, or other services agreement between the Participant and the Company or (iv) the entering of a plea of guilty or nolo contendere to, or the Participant's conviction of, a felony or other crime involving moral turpitude, dishonesty, theft or unethical business conduct.

    (f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time-to-time.

    (g) "Committee" shall mean a committee of the Board designated by the Board to administer the Plan and composed of not less than two (2) directors, each of whom qualifies as a "disinterested person" within the meaning of Rule 16b-3, and an "outside director" as defined for purposes of Section 162(m) of the Code.

    (h) "Dividend Equivalent" shall mean any right granted under Section 6(d) of the Plan.

    (i) "Fair Market Value" shall mean, with respect to Shares (i) if the Shares are listed on a registered securities exchange or quoted on the National Market System, the closing price per share of the Shares on such date (or, if there was no trading reported on such date, on the next preceding day on which there was trading reported); (ii) if the Shares are not listed on a registered securities exchange and not quoted on the National Market System, but the bid and asked prices per share for the Shares are provided by Nasdaq, the National Quotation Bureau Incorporated or any similar organization, the average of the closing bid and asked prices per share of the Shares on such date (or, if there was no trading in the Shares on such date, on the next preceding day on which there was trading) as provided by such organization; and
(iii) if the Shares are not traded on a registered securities exchange and not quoted on the National Market System and the bid and asked prices per share of the Shares are not provided by Nasdaq, the National Quotation Bureau Incorporated or any similar organization, solely as determined by the of Committee in good faith; the "Fair Market Value" of any property (other than Shares), shall mean the fair market value of such property determined by such methods or procedures as shall be established from time-to-time by the Committee.

    (j) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that meets the requirements of Section 422 of the Code or any successor provision thereto.

    (k) "Key Employee" shall mean any officer, director, consultant, or other employee who is a regular full-time employee of the Company or its present and future Affiliates.

    (l) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not an Incentive Stock Option.

    (m) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock.

    (n) "Participant" shall mean a Key Employee who has been granted an Award under the Plan.

    (o) "Performance Award" shall mean any right granted under Section 6(f) of the Plan.

    (p) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

    (q) "Released Securities" shall mean securities that were Restricted Securities with respect to which all applicable restrictions have expired, lapsed, or been waived.

    (r) "Restricted Securities" shall mean Restricted Stock or any other Award under which issued and outstanding Shares are held subject to restrictions imposed by the terms of the Award.

    (s) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

    (t) "Restricted Stock Unit" shall mean any right granted under Section 6(c) of the Plan that is denominated in Shares.

    (u) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation thereto.

    (v) "Shares" shall mean the common stock of the Company, $.01 par value, and such other securities or property as may become the subject of Awards pursuant to an adjustment made under Section 4(b) of the Plan.

    (w) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

    (x) "Stock Award" shall mean an Award of an Option, Restricted Stock, or other right or security consisting of or convertible into Shares.

    (y) "Stock-Based Award" shall mean an Award of a Stock Appreciation Right, Dividend Equivalent, Restricted Stock Unit or other right, the value of which is determined by reference to Shares.

    (z) "Tandem Option" shall mean a Non-Qualified Option issued in tandem with a Stock Appreciation Right.

SECTION 3. ADMINISTRATION

    (a) GENERALLY. The Plan shall be administered by the Committee. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, binding and conclusive upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any Stockholder, and any employee of the Company or of any Affiliate. Notwithstanding anything to the contrary contained in this Section 3, no member of the Committee shall participate in any action of the Committee directly affecting his rights under the Plan.

    (b) POWERS. Subject to the terms of the Plan and applicable law, the Committee shall have the full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with), Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred; (vii) interpret and administer the Plan and any instruments or agreements relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

    (c) RELIANCE. Indemnification. The Committee may employ attorneys, consultants, accountants or other persons and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, or Awards made thereunder, and all members of the Committee shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 4. SHARES AVAILABLE FOR AWARDS

    (a) SHARES AVAILABLE. Subject to adjustment as provided in Section 4(b):

        (i) LIMITATION ON NUMBER OF SHARES. Awards issuable under the Plan are limited such that the maximum aggregate number of Shares with respect to which Stock Awards and Stock-Based Awards may be granted to any recipient are 100,000 in any fiscal year, to an aggregate maximum for all recipients in all years of 3,250,000 any or all of which may be subject to Incentive Stock Options or other Awards in the discretion of the Committee. To the extent that an Award ceases to remain outstanding by reason of termination of rights granted thereunder, forfeiture or otherwise, the Shares subject to such Award shall again become available for Award under the Plan; provided, however, that in the case of the cancellation or termination of an Option in the same fiscal year that such Option was granted (or for purposes of determining the maximum number of Options which may be granted to any recipient under the Plan, the cancellation or termination of the Option at any time) both the canceled Option and the newly granted Option shall be counted in determining whether the recipient has received the maximum number of Options permitted to be issued to any one recipient under the Plan.

        (ii) ACCOUNTING FOR AWARDS. For purposes of this Section 4, for any Award which is denominated in, or with respect to, Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards may be counted or not counted under procedures adopted by the Committee in order to avoid double counting. Any Shares that are delivered by the Company pursuant to any Award, and any Awards that are granted by or become obligations of the Company through the assumption by the Company or an Affiliate of, or in substitution for, outstanding awards previously granted by an acquired company shall be counted against the Shares available for granting Awards under the Plan.

       (iii) SOURCES OF SHARES DELIVERABLE UNDER AWARDS. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

    (b) ADJUSTMENTS. In the event that the Committee shall determine that any
(i) subdivision or consolidation of Shares, (ii) stock dividend or other distribution of property other than cash, (iii) recapitalization or other capital adjustment of the Company or (iv) merger, consolidation or other reorganization of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event, affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(x) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (y) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (z) the grant, purchase, or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422 of the Code or for compensation otherwise exempt from the application of Code Section 162(m) to fail to so qualify for such exemption; and provided further, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

SECTION 5. ELIGIBILITY FOR AWARDS

    (a) ELIGIBILITY FOR AWARDS. Awards may be granted only to Key Employees and, solely as provided in Section 5(b) hereof, to directors who are not otherwise Key Employees. In determining the employees to whom Awards shall be granted and the number of shares or units to be covered by each Award, the Committee shall take into account the nature of employees' duties, their present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. A director of the Company or a subsidiary who is not also a regular full-time employee will not be eligible to receive an Award except as provided in Section 5(b). A Key Employee who has been granted an Award or Awards under the Plan may be granted an additional Award or Awards, subject to such limitations as may be imposed by the Code on the grant of Incentive Stock Options. (b) AWARDS TO DIRECTORS. (i) The following provisions shall apply to the Options to purchase an aggregate of 48,000 Shares (after giving effect to the 6-for-5 stock split declared by the Board of Directors on April 13, 1995) granted to the directors who are not Key Employees, which Options were outstanding on November 15, 1994;

        (1) Subject to clauses (2) through (4) below, such Options shall vest as follows: 25% on April 26, 1994 and 25% on each of the first, second and third anniversaries of such date;

        (2) In the event such director ceases to serve as a director and is otherwise no longer affiliated with the Company prior to the vesting in full of the exercisability of such Options according to the schedule set forth above in clause (1), vesting of previously unvested Options shall be calculated on a quarterly basis for full calendar quarters served;

        (3) Such Options shall immediately vest in full on the earlier of (x) the Company's becoming subject to the reporting requirements under the Securities Exchange Act of 1934, as amended, and (y) the merger or other business combination of the Company in which the Company is not the surviving corporation or survives only as a subsidiary of another corporation, the sale of all or substantially all of the assets or outstanding stock of the Company or other similar transaction that results in the change in control of the Company; and

        (4) In the event of a voluntary resignation or involuntary removal of the holder of such Options and the occurrence of any of the events specified in clauses (x) or (y) of Section 5(b)(3) within twelve months of such resignation or removal, such options shall immediately vest in full as of the date of the event specified in clause (x) or (y) of Section 5(b)(3).

        (ii) No other directors who are not Key Employees shall be entitled to Option grants hereunder.

SECTION 6. AWARDS

    (a) OPTIONS. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

        (i) EXERCISE PRICE. The purchase price per Share purchasable under a Non-Qualified Stock Option shall be determined by the Committee. The purchase price per Share purchasable under an Incentive Stock Option shall not be less than 100% (110% in the case of a 10% shareholder as deemed for purposes of Section 422(c)(5) of the Code) of the Fair Market Value of a Share on the date of grant of such Incentive Stock Option.

        (ii) OPTION TERM. The term of each Non-Qualified Stock Option shall be faced by the Committee but generally shall not exceed ten (10) years (five
    (5) years in the case of a 10% shareholder, as defined for purposes of
    Section 422(c)(5) of the Code) from the date of grant. The term of each Incentive Stock Option shall in no event be more than ten (10) years from the date of grant.

       (iii) TIME AND METHOD OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, outstanding Awards or other consideration, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant option price) in which, payment of the option prices with respect thereto may be made or deemed to have been made.

        (iv) EARLY TERMINATION. The unexercised portion of any option granted under the Plan will generally be terminated (a) three (3) months after the date on which the Participant's employment is terminated for any reason other than (i) cause, (ii) mental or physical disability, (iii) death or
    (iv) retirement; (b) immediately upon the termination of the Participant's employment for cause; (c) Six (6) months after the date on which the Participant's employment is terminated by reason of mental or physical disability, or (d) (i) twelve (12) months after the date on which the Participant's employment is terminated by reason of retirement or the death of the employee, or (ii) nine (9) months after the date on which the Participant shall die if such death shall occur during the three (3) month period following the termination of the Participant's employment by reason of retirement or mental or physical disability.

        (v) INCENTIVE STOCK OPTIONS. All terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of
    Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder. The Fair Market Value of Shares subject to Incentive Stock Options (determined as of the date such Incentive Stock Options are granted) exercisable for the first time by any individual during any calendar year shall in no event exceed $100,000.

    (b) STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation

Right granted under the Plan shall confer upon the holder thereof a right to receive, upon exercise thereof, an amount in cash equal of the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate, including, but not limited to the following: a Participant may not exercise a Stock Appreciation Right if the aggregate amount to be received as a result of his or her exercise of Stock Appreciation Rights in the preceding twelve (12) month period exceeds such Participant's current base salary.

    (c) RESTRICTED STOCK AND RESTRICTED STOCK UNITS. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate but not inconsistent with the provisions of the Plan:

        (i) REGISTRATION. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

        (ii) FORFEITURE. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) for any reason during the applicable restriction period, all shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall be forfeited to and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole, or in part, any or all remaining restrictions with respect to shares of Restricted Stock or Restricted Stock Units.

       (iii) LAPSE OF RESTRICTIONS. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the holder of Restricted Stock promptly after such Restricted Stock shall become Released Securities.

    (d) DIVIDEND EQUIVALENTS. The Committee is hereby authorized to grant Awards to Participants under which the holders thereof shall be entitled to receive payments equivalent to dividends with respect to a number of Shares and payable on such date or dates as determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan any applicable Award Agreement, such Awards may have such terms and conditions as the Committee shall determine.

    (e) OTHER AWARDS. The Committee is hereby authorized, to the extent permitted under Rule 16b-3 and applicable law, to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities, convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered to a Participant pursuant to a purchase right granted under this Section 6(e) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, outstanding Awards, or other consideration, or any combination thereof, as the Committee shall determine.

    (f) PERFORMANCE AWARDS. The Committee is hereby authorized to grant Performance Awards to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Performance Award granted under the Plan (i) may be denominated as a Stock Award or a Stock Based Award and payable in cash, Shares, other securities or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals and during such performance periods as the Committee shall establish. Subject to the terms of the Plan and applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee.

    (g) GENERAL.

        (i) NO CASH CONSIDERATION FOR AWARDS. Awards shall be granted for no cash consideration or such minimal cash consideration as may be required by applicable law.

        (ii) AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER. Awards may, at the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards; provided, that any Tandem Option shall be subject to the following provisions: upon exercise of an Option issued as part of a Tandem Option, the participant shall be entitled to a credit toward the option exercise price equal to the value of the Stock Appreciation Rights issued in tandem with the Option exercised, but not in an amount that would exceed the amount of the federal income tax deduction allowed to the Company in respect of such Stock Appreciation Rights. Upon such exercise of a Tandem Option, the related Stock Appreciation Right shall terminate and the value of such Stock Appreciation Right shall be limited to such credit. Upon the exercise of a Stock Appreciation Right issued as part of a Tandem Option, the Option to which such Stock Appreciation Right relates shall cease to be exercisable to the extent of the number of Shares with respect to which the Stock Appreciation Right was exercised.

       (iii) FORMS OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and of any applicable Award Agreement, payment or transfers to be made by the Company or an Affiliate upon the grant or exercise of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant of crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Shares on other securities.

        (iv) LIMITS ON TRANSFER OF AWARDS. No Award (other than Released Securities), and no right under any such Award, shall be assignable, alienable, salable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of an Award of Restricted Securities, to the Company); provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Award upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant's lifetime, only by the Participant or, if permissible under applicable law with respect to any Award that is not an Incentive Stock Option, by the Participant's guardian or legal representative. No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

        (v) TERM OF AWARDS. Except as set forth in Section 6(a)(ii), the term of each Award shall be for such period as may be determined by the Committee.

        (vi) SHARE CERTIFICATES. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other restrictions of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

SECTION 7. AMENDMENT AND TERMINATION

    Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

    (a) AMENDMENTS TO THE PLAN. The Board may amend, alter, suspend, discontinue, or terminate the Plan, except that any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, shall require the consent of such Participant, other holder or beneficiary of an Award. Notwithstanding the foregoing, the Board may condition any amendment on the approval of the stockholders of the Company if such approval is necessary or advisable with respect to tax (including Code Sections 162(m) and 422), securities or other applicable laws and rules and regulations to which the Company, this Plan, Participants or other applicable Persons are subject.

    (b) CORRECTION OF DEFECTS, OMISSIONS, AND INCONSISTENCIES. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 8. GENERAL PROVISIONS.

    (a) NO RIGHTS TO AWARDS. No Key Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Key Employees, Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

    (b) WITHHOLDING. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Awards or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. In case of Awards paid in Shares, the Participant or other person receiving such Shares may be required to pay the Company or Affiliate, as appropriate, the amount of any such withholding taxes which is required to be withheld with respect to such Shares.

    (c) NO LIMIT ON OTHER PLANS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.

    (d) NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

    (e) GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

    (f) SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, such provision shall be deemed void, stricken and the remainder of the Plan and any such Award shall remain in full force and effect.

    (g) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

    (h) NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

    (i) HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision hereof.

SECTION 9. EFFECTIVE DATE OF THE PLAN

    The Plan is effective as of November 14, 1994. The amendments to the Plan are effective upon stockholder approval thereof.

SECTION 10. TERM OF THE PLAN

    The Plan shall continue until the earlier of (i) the date on which all Stock Awards and Stock Based Awards issuable hereunder have been issued, or (ii) the termination of the Plan by the Board. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date. Notwithstanding anything to the contrary in this Section 10, no Incentive Stock Options may be granted under the Plan more than ten (10) years after the date of adoption of the Plan.

                                                                    ATTACHMENT B

                            SEROLOGICALS CORPORATION
               AMENDED AND RESTATED 1995 NON-EMPLOYEE DIRECTORS'
                               STOCK OPTION PLAN

    1. PURPOSE. The Amended and Restated 1995 Non-Employee Directors' Stock Option Plan (the "Plan") of Serologicals Corporation, a Delaware corporation (the "Corporation"), is designed to aid the Corporation and its subsidiaries in retaining and attracting non-employee directors of exceptional ability by enabling such non-employee directors to purchase a proprietary interest in the Corporation, thereby stimulating in such individuals an increased desire to render greater services which will contribute to the continued growth and success of the Corporation and its subsidiaries.

    2. AMOUNT AND SOURCE OF STOCK. The total number of shares of the Corporation's Common Stock (the "Shares") which may be the subject of options granted pursuant to the Plan shall be limited so that the total number of Shares issued upon the exercise of options granted pursuant to the Plan shall not exceed 540,000 (after giving effect to the 3 for 2 split of the Shares in February 1997), subject to adjustment as provided in paragraph 12. None of the options to be granted under the Plan are intended to be "Incentive Stock Options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations (whether proposed, temporary or final) promulgated thereunder. Such Shares may be reserved or made available from the Corporation's authorized and unissued Shares or from Shares reacquired and held in the Corporation's treasury. In the event that any option granted hereunder shall terminate prior to its exercise in full for any reason, then the Shares subject to such option shall be added to the Shares otherwise available for issuance pursuant to the exercise of options under the Plan.

    3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee (the "Committee") of the Board of Directors of the Corporation (the "Board") comprised of two or more members of the Board, selected by the Board, all of which members shall be "disinterested persons" as that term is defined in Rule 16b-3(d)(3) (or any successor provision) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee is hereinafter sometimes referred to as the "Administrative Body." The Administrative Body shall have full authority to interpret the Plan, to establish and amend rules and regulations relating to it and to make all other determinations necessary or advisable for the administration of the Plan.

    4. NON-DISCRETIONARY LUMP SUM GRANTS.

    (a) Each person who is elected for the first time to be a non-employee director automatically shall, on the day after the date of his initial election to be a non-employee director by the Board or stockholders of the Corporation, be granted an option exercisable to purchase 24,000 Shares. The date on which an option is granted under paragraph 4 or 5 to a specified individual shall constitute the date of grant of such option (the "Date of Grant").

    (b) Subject to subparagraph 13(b) hereof, options granted to a participant under subparagraph 4(a) hereof shall vest at the rate of 25% per year commencing on the first anniversary of the Date of Grant; provided that for each six months (or portion thereof) of service as a director of the Corporation or any subsidiary prior to the Date of Grant, such vesting shall accelerate by one (1) year.

    5. NON-DISCRETIONARY ANNUAL GRANTS.

    (a) Each non-employee director shall automatically receive an annual grant of an option to purchase 6,000 Shares on the day after the annual meeting of stockholders at which directors are elected each year (the "Annual Meeting Date"); PROVIDED, that the first grant of an option to a particular non-employee director under this subparagraph 5(a) shall be made on the first Annual Meeting Date after the option granted under subparagraph 4(a) shall have or would have (had not such director elected to decline an award in accordance with subparagraph 6(a)), vested in full.

    (b) Subject to subparagraph 13(b) hereof, options granted to a participant under subparagraph 5(a) hereof shall vest at the rate of 25% per year commencing on the first anniversary of the Date of Grant.

    6. ELECTION TO DECLINE GRANT; REVOCATION OF DECLINATION.

    (a) Any non-employee director entitled to an option under paragraph 4 or 5 may, at any time on or before Date of Grant, elect to decline such award. Such election shall be in writing, and signed by the non-employee director.

    (b) A non-employee director who makes an election under (a) above, shall receive no compensation as a substitute for the option(s) declined.

    (c) An election described in (a) above may be revoked on a prospective basis at any time prior to a scheduled award. Such revocation election must be in writing and signed by the non-employee director.

    7. OPTION PRICE. The exercise price of the Shares purchasable under any option granted pursuant to the Plan shall be 100% of the fair market value of the Shares subject to such option on the Date of Grant. For purposes of the Plan, the "fair market value per share" of the Shares on a given date shall be:
(i) if the Shares are listed on a registered securities exchange or quoted on the National Market System, the closing price per share of the Shares on such date (or, if there was no trading reported on such date, on the next preceding day on which there was trading reported); (ii) if the Shares are not listed on a registered securities exchange and not quoted on the National Market System, but the bid and asked prices per share for the Shares are provided by Nasdaq, the National Quotation Bureau Incorporated or any similar organization, the average of the closing bid and asked price per share of the Shares on such date (or, if there was no trading in the Shares on such date, on the next preceding day on which there was trading) as provided by such organization; and (iii) if the Shares are not traded on a registered securities exchange and not quoted on the National Market System and the bid and asked price per share of the Shares are not provided by Nasdaq, the National Quotation Bureau Incorporated or any similar organization, solely as determined by the Administrative Body in good faith.

    8. TERM OF OPTION.

    (a) Options granted hereunder shall be exercisable for a period of ten (10) years from the Date of Grant.

    (b) The grant of options pursuant to the terms of the Plan shall be effective as of the Date of Grant; provided, however, that no option granted hereunder shall be exercisable unless and until this Plan has been approved by the Corporation's stockholders and unless and until the holder has entered into an individual option agreement with the Corporation that shall set forth the terms and conditions of such option. Each such agreement shall expressly incorporate by reference the provisions of this Plan (a copy of which shall be made available for inspection by the optionee during normal business hours at the principal office of the Corporation), and shall state that in the event of any inconsistency between the provisions hereof and the provisions of such agreement, the provisions of this Plan shall govern.

    9. EXERCISE OF OPTIONS. An option shall be exercised when written notice of such exercise, signed by the person entitled to exercise the option, has been delivered or transmitted by registered or certified mail to the Secretary of the Corporation at its then principal office. Such notice shall specify the number of Shares for which the option is being exercised and shall be accompanied by
(i) such documentation, if any, as may be required by the Corporation as provided in subparagraph 13(b), and (ii) payment of the aggregate option price. Such payment shall be in the form of (i) cash or check payable to the order of the Corporation in the amount of the aggregate option price, (ii) certificates duly endorsed for transfer (with all transfer taxes paid or provided for) evidencing a number of Shares of which the aggregate fair market value on the date of exercise is equal to the aggregate option exercise price of the Shares being purchased, (iii) any method of payment which is acceptable to the Administrative Body (including pursuant to a cashless exercise program adopted by the Administrative Body) or (iv) a combination of these methods of payment. Delivery of such notice shall constitute an irrevocable election to purchase the Shares specified in such notice, and the date on which the Corporation receives the last of such notice, documentation and the aggregate option exercise price for all of the shares covered by the notice shall, subject to the provisions of paragraph 13 hereof, be the date as of which the Shares so purchased shall be deemed to have been issued. The person entitled to exercise the option shall not have the right or status as a holder of the Shares to which such exercise relates prior to receipt by the Corporation of the payment, notice and documentation expressly referred to in this paragraph 9. Notwithstanding the foregoing, a holder whose transactions in Common Stock are subject to Section 16(b) of the Exchange Act may tender Shares in payment of all or any portion of the option price only if the following additional conditions are met: (i) the tender is made at least six months after the Date of Grant and (ii) either (x) the election to tender is irrevocably made at least six months in advance of the tender of Shares or (y) the tender of Shares takes place during the period beginning on the third business day following the date of release of the Corporation's quarterly or annual financial results and ending on the twelfth business day following such date.

    10. EXERCISE AND CANCELLATION OF OPTIONS AFTER TERMINATION, DISABILITY OR DEATH. Except as set forth below, if a holder shall voluntarily or involuntarily cease to serve as a director of the Corporation or if a holder's service shall terminate on account of death or disability, the option of such holder shall terminate two years following the first day that the holder is no longer such a director (the "Termination Date"); provided that if such director is removed for cause, the option shall terminate immediately. In no event may the holder, or the holder's guardian, conservator, executor or administrator, as the case may be, exercise an option after the end of the original term of the option.

    Nothing contained herein or in any option agreement shall be construed to confer on any option holder any right to continue as a director of the Corporation or derogate from any right of the Corporation, the Board or the stockholders of the Corporation to remove such option holder as a director of the Corporation, with or without cause.

    11. NON-TRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be sold, pledged, assigned or transferred in any manner except to the extent that options may be exercised by an executor or administrator as provided in paragraph 10 hereof. An option may be exercised, during the lifetime of the holder thereof, only by such holder or his duly appointed guardian or conservator in the event of his disability.

    12. ADJUSTMENTS UPON CERTAIN EVENTS.

    If the outstanding Shares are subdivided, consolidated, increased, decreased, changed into, or exchanged for a different number or kind of shares or other securities of the Corporation through reorganization, merger, recapitalization, reclassification, capital adjustment or similar transaction, or if the Corporation shall issue additional Shares as a dividend or pursuant to a stock split, then the number and kind of Shares available for issuance pursuant to the exercise of options to be granted under this Plan and all Shares subject to the unexercised portion of any option theretofore granted and the exercise price of such options shall be adjusted on a pro rata basis to prevent the inequitable enlargement or dilution of any rights hereunder; provided, however, that any such adjustment in outstanding options under the Plan shall be made without change in the aggregate exercise price applicable to the unexercised portion of any such outstanding option. Distributions to the Corporation's stockholders consisting of property other than Shares of the Corporation or its successor and distributions to stockholders of rights to subscribe for Shares shall not result in the adjustment of the Shares purchasable under outstanding options or the exercise price of outstanding options. Adjustments under this paragraph shall be made by the Administrative Body, whose determination thereof shall be conclusive and binding. Any fractional Share resulting from adjustments pursuant to this paragraph shall be eliminated from any then outstanding option. Nothing contained herein or in any option agreement shall be construed to affect in any way the right or power of the Corporation to make or become a party to any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or otherwise transfer all or any part of its business or assets.

    13. GENERAL RESTRICTIONS.

    (a) No option granted hereunder shall be exercisable if the Corporation shall at any time determine that (i) the listing upon any securities exchange, registration or qualification under any state or federal law of any Shares otherwise deliverable upon such exercise, or (ii) the consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities, is necessary or appropriate in connection with such exercise. In any of the events referred to in clause (i) or clause (ii) above, the exercisability of such options shall be suspended and shall not be effective unless and until such withholding, listing, registration, qualifications or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation in its sole discretion, notwithstanding any termination of any option or any portion of any option during the period when exercisability has been suspended.

    (b) The Administrative Body may require, as a condition to the right to exercise an option, that the Corporation receive from the option holder, at the time of any such exercise, representations, warranties and agreements to the effect that the Shares are being purchased by the option holder for investment only and without any present intention to sell or otherwise distribute such Shares and that the option holder will not dispose of such Shares in transactions which, in the opinion of counsel to the Corporation, would violate the registration provisions of the Securities Act of 1933, as then amended, and the rules and regulations thereunder. The certificates issued to evidence such Shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.

    14. AMENDMENT. Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Option agreement or in the Plan:

    (a) The Board may amend, alter, suspend, discontinue or terminate the Plan, except that any amendment, alteration, suspension, discontinuation or termination that would impair the rights of any participant, or any other holder or beneficiary of any option theretofore granted to the extent such rights are not then accrued and vested, shall require the consent of such participant, other holder or beneficiary of an option. Notwithstanding the foregoing, the Board may condition any amendment on the approval of the stockholders of the Corporation if such approval is necessary or advisable with respect to tax (including Code Sections 162(m) and 422), securities or other applicable laws and rules and regulations to which the Corporation, this Plan, participants or other applicable persons are subject.

    (b) The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any option in the manner and to the extent it shall deem desirable to carry the Plan into effect.

    15. TERMINATION. Unless the Plan shall theretofore have been terminated as provided hereinafter and in paragraph 16 hereof, the Plan shall terminate on August 9, 2005, and no options under the Plan shall thereafter be granted; provided, however, that the Board may at any time, in its sole discretion, terminate the Plan prior to the foregoing date. No termination of the Plan by the Board shall, without the consent of the holder of an existing option, materially and adversely affect his rights under such option.

PROXY                                                                    PROXY
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                           SEROLOGICALS CORPORATION

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 13, 1998, and does hereby appoint Harold J. Tenoso, Ph.D., Russell H. Plumb and F. Janey Christine, or any of them, with full power of substitution, as proxy or proxies of the undersigned, to represent the undersigned and to vote all shares of Common Stock of Serologicals Corporation (the "Corporation") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Corporation to be held at 9:00 a.m., local time, on May 19, 1998 at the Cobb Galleria Centre, Two Galleria Parkway, Atlanta, Georgia, and at any adjournments or postponements thereof, hereby revoking all proxies heretofore given with respect to such stock.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED HEREIN. FOR THE APPROVAL OF THE OMNIBUS PLAN AMENDMENTS AND FOR THE APPROVAL OF THE NED PLAN AMENDMENTS.

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         PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                          IN THE ENCLOSED ENVELOPE.
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Please sign exactly as your name(s) appear(s) on the books of the Company.
Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
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HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

----------------------------------          ----------------------------------

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

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

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                         SEROLOGICALS CORPORATION
------------------------------------------------------------------------------

Mark box at right if you intend to attend
the Annual Meeting of Stockholders.                       / /

Mark box at right if an address change or
comment has been noted on the reverse side
of this card.                                             / /

RECORD DATE SHARES:

1. Election of Directors.


                       Harold J. Tenoso, Ph.D.
                     George M. Shaw, M.D., Ph.D.

                     For all     With-    For All
                     Nominees    hold     Except
                       / /       / /       / /

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2. Approval of amendments (the "Omnibus Plan Amendments") to the Corporation's Amended and Restated 1994 Omnibus Incentive Plan (the "Omnibus Plan") to (a) increase the maximum number of shares available under the Omnibus Plan to 3,250,000, (b) simplify the provisions of the Omnibus Plan relating to future amendments and (c) provide for the ability to make awards under the Omnibus Plan to officers, directors, consultants or other employees of minority owned subsidiaries and joint ventures formed or entered into by the Corporation.

                             For     Against   Abstain
                             / /       / /       / /

3. Approval of amendments (the "NED Plan Amendments") to the Corporation's 1995 Non-Employee Directors' Stock Option Plan, as amended, (the "NED Plan") to (a)(i) decrease the initial one-time grant to directors upon their first election to the Board of Directors to options to purchase 24,000 shares of Common Stock and (ii) increase the annual grant to directors to options to purchase 6,000 shares of Common Stock and (b) simplify the provisions of the NED Plan relating to future amendments.

                             For     Against   Abstain
                             / /       / /       / /

4. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjournment(s) thereof.


Please be sure to sign and date this Proxy.      Date
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--------Stockholder sign here--------------------Co-owner sign here----------

DETACH CARD                                                        DETACH CARD